UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2005

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 400, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On April 26, 2005, P. H. Glatfelter (the "Company") reported its results of operations for the three months ended March 31, 2005. A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1.

In addition, as stated in its earnings press release, the Company held a teleconference call on April 26, 2005, during which members of management discussed the Company's financial performance for the first quarter of 2005. A copy of the teleconference transcript is furnished herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

A copy of the press release dated April 26, 2005, to report results of operations for the three months ended March 31, 2005, is furnished herewith as Exhibit 99.1.

In addition, a copy of the transcript from the Company's teleconference held on April 26, 2005, to discuss its results of operations is furnished herewith as Exhibit 99.2.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

May 2, 2005	By:	John C. van Roden, Jr.

Name: John C. van Roden, Jr.
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 26, 2005, to report resuls of operations for the three months ended March 31, 2005.
99.2	Transcript from the Company's teleconference held on April 26, 2005, to discuss its results of operations.